                                                                    EXHIBIT 99.2

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                           3.50% SENIOR NOTES DUE 2008

                          NOTICE OF GUARANTEED DELIVERY

     As set forth in the Prospectus dated       , 2003 (the "Prospectus") of
MidAmerican Energy Holdings Company ("Company") under "The Exchange Offer - How to Tender) and in the Letter of Transmittal (the "Letter of Transmittal")
relating to the offer (the "Exchange Offer") by the Company to exchange up to
$450,000,000 in principal amount of its 3.50% Senior Notes due 2008 (the
"Exchange Notes") for all of its outstanding 3.50% Senior Notes due 2008, issued and sold in a transaction exempt from registration under the Securities
Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if:
(i) certificates for the Original Notes are not immediately available; or (ii)
time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the
Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission, letter, or courier to the Exchange Agent.

                                       To:

                              THE BANK OF NEW YORK,

                             (the "Exchange Agent")

                                  By Facsimile:

                              Confirm by telephone:

                           By Mail, Hand or Courier:
                             The Bank of New York
                          Corporate Trust Department
                              Reorganization Unit
                              101 Barclay Street
                                 Floor 7 East
                            New York, New York 10286
                                 Attn:

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET
FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

-------------------------------------   ----------------------------------------
Principal Amount of Original Notes      Sign Here
Tendered:____________________________
                                        Signature(s)____________________________

                                        ________________________________________
Certificate Nos. (if available):

_____________________________________
                                        Please Print the Following Information

                                        Name(s):________________________________

Total Principal Amount
Represented by Original Notes
Certificate(s):
                                        Address:________________________________

_____________________________________
                                        ________________________________________
Account Number_______________________
                                        Area Code and Tel. No(s).:______________

Dated: ____________________, 2003       ________________________________________

-------------------------------------   ----------------------------------------

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                                    GUARANTEE

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of
1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal
(or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed
Delivery of the above-named person.

Name of Firm____________________________________________________________________

Authorized Signature____________________________________________________________

Number and Street or P.O. Box___________________________________________________

________________________________________________________________________________

City _____________________________  State _________   Zip Code _______________

Area Code and Tel. No.__________________________________________________________

Dated:       , 2003

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